UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 11, 2023

Loop Media, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55591	47-3975872
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

700 N. Central Ave., Suite 430 Glendale, CA	91203
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 436-2100

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	LPTV	The NYSE American, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 12, 2023, Loop Media, Inc. (the “Company”) entered into an At Market Issuance Sales Agreement (the “Sales Agreement”) with B. Riley Securities, Inc. (the “Agent”) pursuant to which the Company may offer and sell, from time to time through the Agent, shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), for aggregate gross proceeds of up to $50,000,000 (the “Shares”).

Pursuant to the Sales Agreement, the Agent may sell the Shares in sales deemed to be “at-the-market” equity offerings as defined in Rule 415 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), including sales made directly on or through the NYSE American.

The offer and sale of the Shares pursuant to the Sales Agreement will terminate upon the earlier of (a) the issuance and sale of all of the Shares subject to the Sales Agreement or (b) the termination of the Sales Agreement by the Agent or the Company pursuant to the terms thereof. The Company has no obligation to sell any of the Shares, and may at any time suspend offers under the Sales Agreement or terminate the Sales Agreement.

The Company has agreed to pay the Agent a commission of 3.0% of the aggregate gross proceeds from any Shares sold by the Agent and to provide the Agent with customary indemnification and contribution rights, including for liabilities under the Securities Act. The Company will also reimburse the Agent for certain specified expenses in connection with entering into the Sales Agreement. The Sales Agreement contains customary representations and warranties and conditions to the placements of the Shares pursuant thereto.

The Shares to be sold under the Sales Agreement, if any, will be issued and sold pursuant to the Company’s shelf registration statement on Form S-3 (File No 333-268957), previously filed with the Securities and Exchange Commission (“SEC”) on December 22, 2022, and declared effective by the SEC on January 11, 2023. A prospectus supplement related to the Company’s at the market equity program has been filed with the SEC on May 12, 2023.

The foregoing summary of the Sales Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sales Agreement, which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

A copy of the opinion of Fennemore Craig, P.C. relating to the legality of the issuance and sale of the Shares is attached as Exhibit 5.1 to this report.

Item 2.02. Results of Operations and Financial Condition.

On May 11, 2023,  the Company issued a press release regarding financial results for the three months ended March 31, 2023. The Company is furnishing the full text of the press release as Exhibit 99.1 hereto.

The information in this Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed”for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This report, including Exhibit 99.1 furnished herewith, contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “estimate” and similar words, and the opposites of such words, although some forward-looking statements are expressed differently. Forward-looking statements involve known and unknown risks and uncertainties that exist in the Company’s operations and business environment, which may be beyond the Company’s control, and which may cause actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward- looking statements. For example, forward-looking statements include, without limitation: statements regarding prospects for additional customers; market forecasts; projections of earnings, revenues, synergies, accretion or other financial information; and plans, strategies and objectives of management for future operations. The risks and uncertainties referred to above include, but are not limited to, risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended September 30, 2022. These risks could cause actual results to differ materially from those expressed in any forward- looking statements made by, or on behalf of, the Company. Forward-looking statements represent the judgment of management of the Company regarding future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable at the time that they are made, the Company can give no assurance that such expectations will prove to be correct. Unless otherwise required by applicable law, the Company assumes no obligation to update any forward-looking statements, and expressly disclaims any obligation to do so, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
1.1	At Market Issuance Sales Agreement, dated May 12, 2023, between Loop Media, Inc. and B. Riley Securities, Inc.
5.1	Opinion of Fennemore Craig, P.C.
23.1	Consent of Fennemore Craig, P.C. (included in Exhibit 5.1)
99.1	Press Release, dated May 11, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOOP MEDIA, INC.

Dated: May 12, 2023	By:	/s/ Jon Niermann
	Name:	Jon Niermann
	Title:	Chief Executive Officer